August 8, 2012
Supplemental Financial Information Presentation
Q2 2012
Information is as of June 30, 2012 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Apollo Residential Mortgage, Inc.
2012 Second Quarter Earnings Call
August 8, 2012
Michael A. Commaroto
Chief Executive Officer
Stuart Rothstein
Chief Financial Officer
Keith Rosenbloom
Agency Portfolio Manager
Paul Mangione
Non-Agency Portfolio Manager
Teresa Covello
Controller of the Manager
Hilary Ginsberg
Investor Relations Manager

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Forward Looking Statements
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives, including information about our ability to generate attractive returns while attempting to mitigate risk. When used in this release, the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking:
the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 and other filings with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made.
New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.

4 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Discussion Topics 1. AMTG Q2 Results 2. Supplemental Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Second Quarter Highlights
Reported Operating Earnings of $14.1 million, or $0.66 per share for the second quarter of 2012
(1)
$3.01 billion RMBS portfolio at June 30, 2012 consisted of Agency RMBS with an estimated fair value of $2.64 billion and non-Agency RMBS with an estimated fair value of $368 million
–
2.7% blended net interest spread and 18.7% levered asset yield at June 30, 2012
(2)
Fixed rate Agency RMBS experienced prepayments at an average one month constant prepayment rate (“CPR”) of 3.6% over the quarter ended June 30, 2012; Including Agency Interest Only
Securities and Agency Inverse Interest Only Securities, the Agency RMBS portfolio experienced prepayments at an average one month CPR of 3.7%
Declared a dividend of $0.75 per share for stockholders of record as of June 29, 2012
–
Represents a 15.0% dividend yield on an annualized basis based on AMTG’s closing price of $20.01 on
August 6, 2012
Realized net gains of $11.6 million, or $0.55 per share from the sale of $612 million of residential mortgage backed securities (“RMBS”)
Completed a follow-on offering of 13.9 million common shares priced at $18.00/share, raising net capital of $249.7 million
(1) Operating Earnings and Operating Earnings per share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per share to GAAP net income and GAAP net income per share.
(2) Levered Asset Yield calculated as Net Interest Spread multiplied by the Company’s leverage (debt/equity) multiple, plus the weighted average unlevered yield on RMBS.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
Q2 2012
Interest Income (in thousands)
Interest Expense (in thousands)
Net Interest Income (in thousands)
Operating Earnings (in thousands)
(1)
Fully Diluted Shares O/S
Operating Earnings per Share
(1)
Leverage (Debt / Equity)
Annualized ROA
(2)
Annualized ROE
(2)
$21,990
(2,871)
$19,119
$14,070
21,307,212
$0.66
5.5x
2.0%
13.2%
(1)
Operating Earnings and Operating Earnings per share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see slide 17 for a reconciliation of Operating
Earnings and Operating Earnings per share to GAAP net income and GAAP net income per share.
(2)
Return on Assets is calculated as annualized Operating Earnings for the quarter as a percentage of average assets. Return on Equity is calculated as annualized Operating Earnings for the quarter as a percentage of average equity.

Earnings per Share

Dividend per Share

Book Value per Share

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
Operating Earnings per Share (1)
Book Value per Share Dividend per Share
(1) Operating Earnings and Operating Earnings per share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii)
non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per share to GAAP net income and GAAP net income per share.
(2) Pro-forma book value at March 31, 2012 including the impact of the April 20, 2012 equity offering.  Book value at March 31, 2012 was $21.09.
($0.07)
$0.51
$0.78
$0.66
($0.20)
$0.00
$0.20
$0.40
$0.60
$0.80
Q3 2011 Q4 2011 Q1 2012 Q2 2012
$19.58
$19.92
$19.31
$19.65
$18.00
$18.50
$19.00
$19.50
$20.00
$20.50
$21.00
Q3 2011 Q4 2011 Q1 2012(2) Q2 2012
$0.30
$0.75 $0.75
$0.00
$0.25
$0.50
$0.75
$1.00
Q3 2011 Q4 2011 Q1 2012 Q2 2012

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Portfolio Summary and Net Interest Spread
Net Interest Spread
(1) Percentages reflect amount of equity allocated to the assets presented, including cash pledged as collateral on associated borrowings.  The unrealized losses on Swaps are allocated to Agency RMBS.
(2) Leverage multiples adjusted for balance sheet cash held to meet margin calls. Cash allocated to strategy based on proportional breakdown of equity allocated to each strategy.
(3) Levered Asset Yield calculated as Net Interest Spread multiplied by the Company’s leverage (debt/equity) multiple, plus the weighted average unlevered yield on RMBS.
Agency
Non-
Agency Blended
Asset Yield 2.6% 8.4% 3.2%
Interest Expense 0.4% 1.9% 0.5%
Net Interest Spread 2.2% 6.4% 2.7%
Debt / Equity
(2)
6.3x 2.7x 5.5x
Levered Asset Yield
(3)
16.2% 25.7% 18.7%
AMTG deployed a significant portion of the capital
raised in April into Agency RMBS and selectively
rotated a portion of that capital into non-Agency RMBS
throughout the second quarter
AMTG maintains a meaningful cash balance to meet
margin calls on the Company’s repurchase agreements
and to settle forward purchases of RMBS
Agency RMBS
58%
Non- Agency
23%
Cash
19%
RMBS
Allocation of Portfolio Equity (1)

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Focus on Security Selection
Agency portfolio continues to focus on securities with
prepayment mitigation attributes such as low loan
balance and those that have already accessed the
Home Affordable Refinance Program (“HARP”).
Q2 2012 Agency Portfolio
Non-Agency portfolio continues to focus on seasoned,
sub-prime assets with significant credit enhancement.
In addition, this quarter a portion of the non-Agency
portfolio was rotated into both Alt-A and pay-option
adjustable rate mortgages.
Q2 2012 Non-Agency Portfolio
(1) Other includes HARP/MHA 15 Year Pass-Throughs, Interest Only Securities and Inverse Interest Only Securities.
Loan Balance 30
Year Pass-Throughs
41.8%
Low Credit /
Investor  Prop 30
Year Pass-Throughs
7.9%
Loan Balance 20
Year Pass-Throughs
4.0%
Loan Balance 15
Year Pass-Throughs
25.8%
HARP / MHA 20
Year Pass-Throughs
4.0%
HARP / MHA  /
High LTV 30 Year
Pass-Throughs
7.6%
Other(1)
1.7%
New Production 20
Year Pass-Throughs
7.2%
Subprime
76%
Pay-option
ARM
7%
Alt-A
17%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency Securities as of June 30, 2012
Agency Portfolio Composition Summary
Agency Portfolio CPR Summary
(1) Includes unsettled purchases with an aggregate cost of $160 and estimated fair value of $166 at June 30, 2012.
(2) Weighted average yield incorporates future prepayment and loss assumptions.
(3) Agency IOs and IIOs have no principal balance and bear interest on a notional balance.  The notional balance is used solely to determine interest distributions on interest-only class of securities.
Overview of Agency Portfolio
($ in thousands) Principal Balance
Unamortized
Premium
(Discount) Amortized Cost
(1)
Estimated Fair
Value
(1)
Net Weighted
Average
Coupon
Weighted
Average
Yield
(2)
Agency RMBS:
Coupon Rate
3.5% - 4.0% 1,089,852 $                 67,889 $        1,157,741 $           1,168,251 $     3.9% 2.7%
>4.0% - 5.0% 316,693 20,456 337,149 347,034 4.5 3.0
Total 30 Year Mortgages 1,406,545 88,345 1,494,890 1,515,285 4.0% 2.8%
15-20 Year Mortgages
Coupon Rate
3.0% - 3.5% 1,038,220 55,242 1,093,462 1,098,930 3.3% 2.2%
Agency IOs and IIOs
(3)
- - 28,195 27,931 3.0 6.4
Total Agency RMBS 2,444,765 $               143,587 $   2,616,547 $         2,642,146 $  4.1% 2.6%
($ in thousands) Estimated Fair Value
Q2 2012
CPR
Agency Fixed Rate 2,614,215 $                 3.6%
Agency IOs and IIOs 27,931 6.9
Total 2,642,146 $               3.7%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency Securities as of June 30, 2012
(1)  Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral.  The Company's RMBS may incur losses if credit enhancement is reduced to zero.
(2)  Information is based on loans for individual groups owned by the Company.  Amounts presented reflect the weighted average monthly performance for the three months ended June 30, 2012.
06/30/12
Holdings
Portfolio Characteristics
Carrying Value ($ in thousands) $367,825
Amortized Cost to Par Value 65%
Net Weighted Average Coupon 1.3%
Collateral Attributes
Weighted Average Loan Age (months) 84
Weighted Average Original LTV 79.3%
Weighted Average Original FICO 641
Current Performance
60+ Day Delinquencies 35.8%
Average Credit Enhancement
(1)
27.8%
3 Month CPR
(2)
3.3%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financing Overview
Agency portfolio financed with repurchase agreements
employing leverage of approximately 6 to 10 times
Non-Agency portfolio financed with repurchase
agreements employing leverage of approximately 1 to
3 times
Interest rate risk associated with Agency RMBS
borrowings mitigated with a combination of 5-year
and 10-year interest rate swaps
Financing / Hedging Summary Financing
Interest Rate Swaps
(1) The effective cost of funds is calculated on an annualized basis and includes the interest component for Swaps of $1,723. While Swaps are not accounted for using hedge accounting, such instruments are viewed by the Company as an economic hedge against increases in interest rates.
Collateral ($ in thousands)
Repurchase
Agreement
Borrowing
Weighted
Average
Borrowing Rate
Effective Cost
of Funds
(1)
Weighted
Average
Remaining
Maturity (days)
Agency RMBS $2,376,543
0.4% 0.7% 26
Non-Agency RMBS 254,558
1.9% 1.9 59
Total $2,631,101
0.5% 0.8% 30
Term to Maturity ($ in thousands)
Notional
Amount
Average Fixed
Pay Rate
Average
Maturity
(Years)
Greater than 1 year and less than 3 years
- $
-% -
Greater than 3 years and less than 5 years 905,000 1.2 4.7
Greater than 5 years 90,000 2.1 9.8
Total 995,000 $        1.3% 5.1

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Counterparty Summary
(1) Represents the amount of cash and/or securities pledged as collateral to each counterparty less the aggregate of repurchase agreement borrowings and unrealized loss on swaps for each counterparty, net of collateral pledged.
(2) Includes foreign based counterparties as well as U.S. domiciled subsidiaries of such counterparties, as such transactions are generally entered into with a U.S. domiciled subsidiary of such entity.
($ in thousands)
Number of
Counterparties
Repurchase
Agreement
Borrowings
Swaps at Fair
Value Exposure
(1)
Exposure as
Percentage of
Total Assets
North America
United States 9 1,446,628 $     (13,691) $        124,955 $        3.8%
Canada
(2)
1 30,689 - 12,259 0.4
Total North America 10 1,477,317 (13,691) 137,214 4.2
Europe
(2)
Germany 1 171,647 $        - $                10,799 $          0.3%
Switzerland 2 268,305 - 32,895 1.0
United Kingdom 2 404,687 (3,917) 23,972 0.7
Total Europe 5 844,639 (3,917) 67,666 2.0
Asia
(2)
Japan 2 309,145 $        - $                17,377 $          0.5%
Total Asia 2 309,145 - 17,377 0.5
Total Counterparty Exposure 17 2,631,101 $  (17,608) $      222,257 $     6.7%

14 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Discussion Topics 1. AMTG Q2 Results 2. Supplemental Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Income Statement
Three months Six months
(in thousands—except share and per share data)
ended June 30, ended June 30,
2012 2012
Net interest income:
Interest income 21,990 $                34,353 $
Interest expense (2,871) (4,232)
Net interest income 19,119 30,121
Other income:
Realized gain on sale of RMBS, net 11,614 18,383
Unrealized gain on RMBS, net 14,598 20,548
Loss on derivative instruments (includes 13,792 and $14,362 of unrealized losses, respectively) (15,515) (16,833)
Interest income on cash balances 7 9
Other income, net 10,704 22,107
Operating expenses:
General and administrative (includes $90 and $168 non-cash stock based compensation, respectively) (1,865) (3,353)
Management fees - related party (1,558) (2,355)
Total operating expenses (3,423) (5,708)
Net income 26,400 $             46,520 $
Basic and diluted net income per share of common stock
1.24 $                  2.94 $
Basic and diluted weighted average common shares outstanding 21,307,212 15,804,231
Dividend declared per share of common stock 0.75 $                   1.50 $

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Balance Sheet
(in thousands—except share and per share data)
June 30, 2012 December 31, 2011
Assets:
Cash 101,631 $                  44,407 $
Restricted cash 38,461                      10,402
RMBS, at fair value ($2,837,108 and $1,167,487 pledged as collateral, respectively) 3,009,971                  1,240,472
Investment related receivable 156,550                    116,678
Interest receivable 8,805                        3,908
Deferred financing costs, net 448                          455
Interest rate swaps -                           235
Other assets 108                          370
Total Assets 3,315,974 $               1,416,927 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 2,631,101 $               1,079,995 $
Investment related payable 166,155                    121,144
Accrued interest payable 2,707                        1,123
Interest rate swaps 17,608                      3,481
Accounts payable and accrued expenses 1,983                        1,534
Payable to related party 3,124                        1,974
Dividends payable 18,184                      3,090
Total Liabilities 2,840,862                  1,212,341
Stockholders' Equity:
Common stock, $0.01 par value, 450,000,000 shares authorized 24,182,847 and 10,271,562 shares issued and
outstanding, respectively 242                          103
Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding -                              -
Additional paid-in-capital 452,849                    203,101
Retained Earnings 22,021                      1,382
Total Stockholders' Equity 475,112                    204,586
Total Liabilities and Stockholders' Equity 3,315,974 $               1,416,927 $

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Operating Earnings Reconciliation
(in thousands—except share and per share data)
June 30, 2012
Earnings Per Share
(Diluted) June 30, 2012
Earnings Per Share
(Diluted)
Operating Earnings:
Net income $26,400 $1.24 $46,520 $2.94
Adjustments:
Non-cash stock-based compensation expense 90
-
168 0.01
Unrealized (gain)/loss on RMBS, net (14,598) (0.68) (20,548) (1.30)
Unrealized (gain)/loss on derivatives, net 13,792 0.65 14,362 0.91
Realized gain on sale of RMBS, net (11,614) (0.55) (18,383) (1.16)
Total adjustments to net income: (12,330) (0.58) (24,401) (1.54)
Operating Earnings $14,070 $0.66 $22,119 $1.40
Basic and diluted weighted average common shares outstanding 21,307,212 15,804,231
Three Months Ended Six Months Ended

18 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767